UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) August 15, 2019

(Date of earliest event reported) August 12, 2019

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street, Tulsa, OK		74103
(Address of principal executive offices)		(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On August 12, 2019, ONEOK, Inc. (“ONEOK”), ONEOK Partners, L.P. (“ONEOK Partners”) and ONEOK Partners Intermediate Limited Partnership (“ONEOK Partners Intermediate” and, together with ONEOK Partners, the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives of the underwriters named therein (the “Underwriters”), with respect to the issuance and sale by ONEOK of (i) $500 million aggregate principal amount of its 2.75% notes due 2024 (the “2024 Notes”), (ii) $750 million aggregate principal amount of its 3.40% notes due 2029 (the “2029 Notes”) and (ii) $750 million aggregate principal amount of its 4.45% notes due 2049 (the “2049 Notes” and, together with the 2024 Notes and the 2029 Notes, the “Notes”), each guaranteed by the Guarantors.

The Underwriting Agreement contains customary representations, warranties and agreements by ONEOK and the Guarantors, and customary conditions to closing, indemnification obligations of each of ONEOK and the Guarantors, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended, obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Supplemental Indentures and Notes

On August 15, 2019, ONEOK completed the underwritten public offering (the “Offering”) of the Notes. ONEOK registered the sale of the Notes with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-3 (Registration No. 333-219186) filed on July 6, 2017. ONEOK intends to use the net proceeds from the Offering of approximately $1.97 billion, after deducting underwriting discounts and estimated offering expenses, (i) to redeem in full ONEOK Partners’ $300 million in aggregate principal amount of 3.80% Senior Notes due 2020 (the “2020 Notes”) and (ii) for general corporate purposes, which may include the repayment of other existing indebtedness and the funding of capital expenditures.

The terms of the Notes and the guarantees related thereto are governed by the Indenture, dated as of January 26, 2012, between ONEOK and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Tenth Supplemental Indenture, dated as of August 15, 2019, with respect to the 2024 Notes (the “Tenth Supplemental Indenture”), the Eleventh Supplemental Indenture, dated as of August 15, 2019, with respect to the 2029 Notes (the “Eleventh Supplemental Indenture”) and the Twelfth Supplemental Indenture, dated as of August 15, 2019, with respect to the 2049 Notes (the “Twelfth Supplemental Indenture”).

The Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and are each incorporated herein by reference. The form of the 2024 Notes, the form of the 2029 Notes and the form of the 2049 Notes are filed herewith as Exhibits 4.4, 4.5 and 4.6, respectively, and are each incorporated herein by reference. In addition, the legal opinions related to the 2024 Notes, the 2029 Notes and the 2049 Notes and the guarantees related thereto are filed herewith as Exhibits 5.1 and 5.2 and are each incorporated herein by reference.

Affiliations

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. The Underwriters and their respective affiliates have provided in the past and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for ONEOK or its subsidiaries for which they will receive customary fees. Affiliates of certain of the Underwriters are also agents and/or lenders under ONEOK’s credit facilities and dealers under ONEOK’s $2.5 billion commercial paper program. Affiliates of the Underwriters are holders of the 2020 Notes, lenders under ONEOK’s $1.5 billion term loan facility, lenders under ONEOK’s $2.5 billion revolving credit agreement and holders under ONEOK’s $2.5 billion commercial paper program.

The Trustee and certain of its affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial and investment banking services for ONEOK, ONEOK Partners or ONEOK Partners Intermediate, the guarantors of the Notes, for which they received or will receive customary fees and expenses. The Trustee is a lender under ONEOK’s credit facility and an affiliate of the Trustee is an Underwriter of the Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included under “Supplemental Indentures and Notes” in Item 1.01 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

ONEOK issued a news release on August 12, 2019, attached hereto as Exhibit 99.1, announcing the pricing of the Notes. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated August 12, 2019, between ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

4.1

Tenth Supplemental Indenture, dated as of August 15, 2019, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and U.S. Bank National Association, as trustee, with respect to 2.75% Notes due 2024.

4.2

Eleventh Supplemental Indenture, dated as of August 15, 2019, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and U.S. Bank National Association, as trustee, with respect to 3.40% Notes due 2029.

4.3

Twelfth Supplemental Indenture, dated as of August 15, 2019, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and U.S. Bank National Association, as trustee, with respect to 4.45% Notes due 2049.

4.4	Form of Note due 2024 (included in Exhibit 4.1 above).

4.5	Form of Note due 2029 (included in Exhibit 4.2 above).

4.6	Form of Note due 2049 (included in Exhibit 4.3 above).

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

5.2	Opinion of GableGotwals.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1 hereto).

23.2	Consent of GableGotwals (included in Exhibit 5.2 hereto).

99.1	News release of ONEOK, Inc. announcing the pricing of the Notes.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: August 15, 2019	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs